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                                                                   Exhibit 10.6
                                                                   ------------


                         The Providence Journal Company

          List of Executive Officers With Change of Control Agreements


Plan A
- ------

Stephen Hamblett
John A. Bowers
Jack C. Clifford

Plan B
- ------

John E. Hayes
Howard G. Sutton
Joel P. Rawson

Plan C
- ------

John L. Hammond
Paul H. McTear
Joel N. Stark
Michael B. Isaacs
Harry Dyson
Thomas N. Matlack


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                           Change of Control Agreement                   Plan A
                                                                         ------

                                   Key Points
                                   ----------

APPLICABILITY. The Agreement is applicable only in the event of a "change of control". This term is defined in the Agreement to include, among other things, a merger of the Company with another company or a sale of the assets or a substantial portion of the stock of the Company to a third party.

TERM OF EMPLOYMENT. The term of employment of the Executive commences upon the occurrence of a change of control and continues for three years, unless earlier terminated because of (a) death or disability or (b) a termination event, in each case as further described below. During the three-year term of employment, the Executive will have a position which is reasonably commensurate with the position Executive held during the six-month period immediately preceding the change of control at a location within 60 miles of Providence City Hall. Also, the Executive will have the same salary and bonus, as well as reasonably comparable benefits, continuing full participation in the Company's stock incentive plans and supplemental retirement plans, and equivalent job perquisites.

TERMINATION - NOT FOR CAUSE. In the event the Executive is terminated other than for "cause", as defined below, the Company will pay Executive a lump sum amount equal to 299% of (a) Executive's highest annual base salary in effect at any time during the three-year period immediately preceding Executive's termination and (b) the average cash bonus received from the Company for the three most recent fiscal years of the Company or the target bonus opportunity immediately preceding Executive's termination, whichever is higher. Also, Executive will continue to participate in all benefit plans for three years after the termination or, if earlier, Executive's eligibility for comparable benefit plans with another employer.

TERMINATION - CONSTRUCTIVE. If Executive resigns in certain circumstances, Executive will be deemed to have been terminated other than for cause and will receive the pay and benefits described above. These circumstances include breaches by the Company, such as failure to pay the salary and bonus or provide an appropriate position or any requirement that Executive travel away from the office significantly more than prior to the change of control during the term of employment.

TERMINATION - FOR CAUSE. Discharge for cause is defined as willful misconduct, including theft, embezzlement or other serious crimes, intentional wrongful disclosure of material confidential information and intentional breach of the non-competition requirements of the Agreement (described below). In such event, Executive receives no payments or benefits.

DEATH OR TOTAL DISABILITY. If Executive dies or suffers a total disability (defined as inability to carry out job responsibilities for 365 consecutive days) during the term of employment, the Agreement terminates and no further payment to Executive is due, except for unpaid wages and vacation pay actually earned prior to the date of death or disability. If Executive dies during the term of employment after being terminated other than for cause, Executive's beneficiary or estate will receive the remaining payments.

RESIGNATION. If Executive resigns during the term of employment for any reason not contemplated by the provisions on constructive termination, Executive shall receive as severance pay an amount equal to six months base salary in addition to all salary, bonus and other incentive compensation earned through the date of resignation.

PAYMENT OF FEES, COSTS AND EXPENSES. If Executive determines in good faith that the Company has failed to comply with the Agreement or in certain other circumstances, the Executive may require the Company


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in the event of the likelihood of a change of control or upon a change of control to use its best efforts to provide a letter of credit securing payment of Executive's legal fees and expenses incurred to obtain the benefits contemplated by the Agreement.

ADDITIONAL PAYMENTS IN CONNECTION WITH TAX LIABILITY. If amounts payable under the Agreement during the term of employment prior to any termination are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, the Company will pay to Executive in cash an additional amount necessary to cause the total payments (including this additional amount) and benefits received by Executive to be equal to the total payments and benefits Executive would have received if such Section 4999 had not been applicable.

ACCELERATION OF PAYMENT IN CONNECTION WITH STOCK PLANS. Upon termination of employment, the Company shall vest and pay to Executive in a single payment an amount equal to the value of all benefits accrued by Executive pursuant to the terms of any restricted stock, stock unit plan or stock option plan if such payment is not a "parachute payment" under Section 280G of the Internal Revenue Code. If such payment would be a "parachute payment", then the value of Executive's benefits pursuant to any stock plans shall be deposited in a trust for the benefit of Executive with an independent corporate fiduciary.

EXCESS PARACHUTE PAYPENTS. Payments or benefits to which Executive is entitled under "Termination-Not For Cause" above will be reduced to the extent requested by Executive so that Executive will not be liable for the excise tax levied on "excess parachute payments" under Section 4999 of the Internal Revenue Code.

NON-COMPETITION. If Executive receives the lump sum payment described above, Executive may not without the prior written consent of the Company engage in any competitive activity. A "competitive activity" is defined as the management of a business enterprise if such business enterprise engages in substantial and direct competition with the Company (as constituted on the date of termination) and if such enterprise's sales of any product or service competitive with any products or service of the Company amounted to 25% of such enterprise's net sales for its most recently completed fiscal year and if the Company's net sales of said product or service amounted to 25% of the Company's net sales for its most recently completed fiscal year.

CONFIDENTIALITY. The Executive is prohibited by the Agreement from disclosing the Company's trade secrets or other confidential information.


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                           Change of Control Agreement                   Plan B
                                                                         ------

                                   Key Points
                                   ----------

APPLICABILITY. The Agreement is applicable only in the event of a "change of control". This term is defined in the Agreement to include, among other things, a merger of the Company with another company or a sale of the assets or a substantial portion of the stock of the Company to a third party.

TERM OF EMPLOYMENT. The term of employment of the Executive commences upon the occurrence of a change of control and continues for three years, unless earlier terminated because of (a) death or disability or (b) a termination event, in each case as further described below. During the three-year term of employment, the Executive will have a position which is reasonably commensurate with the position Executive held during the six-month period immediately preceding the change of control at a location within 60 miles of Providence City Hall. Also, the Executive will have the same salary and bonus, as well as reasonably comparable benefits, continuing full participation in the Company's stock incentive plans and supplemental retirement plans, and equivalent job perquisites.

TERMINATION - NOT FOR CAUSE. In the event the Executive is terminated other than for "cause", as defined below, the Company will pay Executive a lump sum amount equal to 200% of (a) Executive's highest annual base salary in effect at any time during the three-year period immediately preceding Executive's termination and (b) the average cash bonus received from the Company for the three most recent fiscal years of the Company or the target bonus opportunity immediately preceding Executive's termination, whichever is higher. Also, Executive will continue to participate in all benefit plans for two years after the termination or, if earlier, Executive's eligibility for comparable benefit plans with another employer.

TERMINATION - CONSTRUCTIVE. If Executive resigns in certain circumstances, Executive will be deemed to have been terminated other than for cause and will receive the pay and benefits described above. These circumstances include breaches by the Company, such as failure to pay the salary and bonus or provide an appropriate position or any requirement that Executive travel away from the office significantly more than prior to the change of control during the term of employment.

TERMINATION - FOR CAUSE. Discharge for cause is defined as willful misconduct, including theft, embezzlement or other serious crimes, intentional wrongful disclosure of material confidential information and intentional breach of the non-competition requirements of the Agreement (described below). In such event, Executive receives no payments or benefits.

DEATH OR TOTAL DISABILITY. If Executive dies or suffers a total disability (defined as inability to carry out job responsibilities for 365 consecutive days) during the term of employment, the Agreement terminates and no further payment to Executive is due, except for unpaid wages and vacation pay actually earned prior to the date of death or disability. If Executive dies during the term of employment after being terminated other than for cause, Executive's beneficiary or estate will receive the remaining payments.

RESIGNATION. If Executive resigns during the term of employment for any reason not contemplated by the provisions on constructive termination, Executive shall receive as severance pay an amount equal to six months base salary in addition to all salary, bonus and other incentive compensation earned through the date of resignation.

PAYMENT OF FEES, COSTS AND EXPENSES. If Executive determines, in good faith that the Company has failed to comply with the Agreement or in certain other circumstances, the Executive may require the Company


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in the event of the likelihood of a change of control or upon a change of control to use its best efforts to provide a letter of credit securing payment of Executive's legal fees and expenses incurred to obtain the benefits contemplated by the Agreement.

ADDITIONAL PAYMENTS IN CONNECTION WITH TAX LIABILITY. If amounts payable under the Agreement during the term of employment prior to any termination are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, the Company will pay to Executive in cash an additional amount necessary to cause the total payments (including this additional amount) and benefits received by Executive to be equal to the total payments and benefits Executive would have received if such Section 4999 had not been applicable.

ACCELERATION OF PAYMENT IN CONNECTION WITH STOCK PLANS. Upon termination of employment, the Company shall vest and pay to Executive in a single payment an amount equal to the value of all benefits accrued by Executive pursuant to the terms of any restricted stock, stock unit plan or stock option plan if such payment is not a "parachute payment" under Section 280G of the Internal Revenue Code. If such payment would be a "parachute payment", then the value of Executive's benefits pursuant to any stock plans shall be deposited in a trust for the benefit of Executive with an independent corporate fiduciary.

EXCESS PARACHUTE PAYMENTS. Payments or benefits to which Executive is entitled under "Termination-Not For Cause" above will be reduced to the extent requested by Executive so that Executive will not be liable for the excise tax levied on "excess parachute payments" under Section 4999 of the Internal Revenue Code.

NON-COMPETITION. If Executive receives the lump sum payment described above, Executive may not without the prior written consent of the Company engage in any competitive activity. A "competitive activity" is defined as the management of a business enterprise if such business enterprise engages in substantial and direct competition with the Company (as constituted on the date of termination) and if such enterprises's sales of any product or service competitive with any products or service of the Company amounted to 25% of such enterprise's net sales for its most recently completed fiscal year and if the Company's net sales of said product or service amounted to 25% of the Company's net sales for its most recently completed fiscal year.

CONFIDENTIALITY. The Executive is prohibited by the Agreement from disclosing the Company's trade secrets or other confidential information.


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                           Change of Control Agreement                   Plan C
                                                                         ------

                                   Key Points
                                   ----------


APPLICABILITY. The Agreement is applicable only in the event of a "change of control". This term is defined in the Agreement to include, among other things, a merger of the Company with another company or a sale of the assets or a substantial portion of the stock of the Company to a third party.

TERM OF EMPLOYMENT. The term of employment of the Executive commences upon the occurrence of a change of control and continues for two years, unless earlier terminated because of (a) death or disability or (b) a termination event, in each case as further described below. During the two-year term of employment, the Executive will have a position which is reasonably commensurate with the position Executive held during the six-month period immediately preceding the change of control at a location within 60 miles of Providence City Hall. Also, the Executive will have the same salary and bonus, as well as reasonably comparable benefits.

TERMINATION - NOT FOR CAUSE. In the event the Executive is terminated other than for "cause", as defined below, the Company will pay Executive a lump sum amount equal to 150% of (a) Executive's highest annual base salary in effect at any time during the three-year period immediately preceding Executive's termination and (b) the amount of the target bonus opportunity immediately preceding Executive's termination. Also, Executive will continue to participate in all benefit plans for one year after the termination or, if earlier, Executive's eligibility for comparable benefit plans with another employer.

TERMINATION - CONSTRUCTIVE. If Executive resigns in certain circumstances, Executive will be deemed to have been terminated other than for cause and will receive the pay and benefits described above. These circumstances include breaches by the Company, such as failure to pay the salary and bonus or provide an appropriate position during the term of employment.

TERMINATION - FOR CAUSE. Discharge for cause is defined as willful misconduct, including theft, embezzlement or other serious crimes, intentional wrongful disclosure of material confidential information and intentional breach of the non-competition requirements of the Agreement (described below). In such event, Executive receives no payments or benefits.

DEATH OR TOTAL DISABILITY. If Executive dies or suffers a total disability (defined as inability to carry out job responsibilities for 365 consecutive days) during the term of employment, the Agreement terminates and no further payment to Executive is due, except for unpaid wages and vacation pay actually earned prior to the date of death or disability. If Executive dies during the term of employment after being terminated other than for cause, Executive's beneficiary or estate will receive the remaining payments.

RESIGNATION. If Executive resigns during the term of employment for any reason not contemplated by the provisions on constructive termination, Executive shall receive all salary, bonus and other incentive compensation earned through the date of resignation.

PAYMENT OF FEES, COSTS AND EXPENSES. If Executive determines in good faith that the Company has failed to comply with the Agreement or in certain other circumstances, the Executive may require the Company in the event of the likelihood of a change of control or upon a change of control to use its best efforts to provide a letter of credit securing payment of Executive's legal fees and expenses incurred to obtain the benefits contemplated by the Agreement.